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                      MFS(R) GOLD & NATURAL RESOURCES FUND

                  Supplement to Prospectus dated April 1, 1997


         The Board of Trustees which oversees the MFS Gold & Natural Resources Fund (the "Fund") decided today to terminate the Fund effective August 1, 1997, or as soon thereafter as practicable (the "Termination Date"). The Trustees' decision was based on insufficient investor interest in the Fund, which prevented it from achieving and maintaining an appropriate size to be operated on a cost-effective basis. In connection with the termination of the Fund, the Board of Trustees has suspended the sale of the Fund's shares effective immediately. Consequently, purchase orders for Fund shares received on or after June 11, 1997 will be rejected by the Fund, except that retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended, which plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by MFS Service Center, Inc., continue to be eligible to purchase Fund Shares through the Termination Date. In addition, no exchange orders to purchase Fund shares will be accepted on or after June 11, 1997.

         Enclosed is a formal Notice of Termination which is designed to answer any questions concerning the Fund's termination. As described more fully in this Notice, until the Termination Date, shareholders may choose to redeem their Fund shares or exchange their shares for shares of the same class of any of the funds in the MFS Family of Funds which permits exchanges at such fund's then current net asset value. If a shareholder chooses to redeem his or her Fund shares, any applicable CDSC will be waived and any front-end sales charges incurred by the shareholder on purchases of Fund shares on or after June 10, 1996 will be repaid to the shareholder. If a shareholder takes no action, his or her shares will automatically be exchanged on the Termination Date for shares of the same class of MFS Cash Reserve Fund ("MCF") at MCF's then current net asset value. Whether a shareholder chooses to exchange his or her Fund shares or his or her shares are automatically exchanged for shares of MCF, if the MGN shares are subject to a contingent deferred sales charge (a "CDSC"), the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

         MCF, a member of the MFS Family of Funds, is a money market fund which seeks to provide as high a level of current income as is considered consistent with the preservation of capital and liquidity. MCF's prospectus is enclosed with the Notice of Termination, and the Notice sets forth certain performance information for MCF and the Fund.



                  THE DATE OF THIS SUPPLEMENT IS JUNE 11, 1997